CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I,  Egidio   Robertiello,   President  of  Credit  Suisse  Alternative   Capital
Multi-Strategy Institutional Fund, LLC (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:           June 8, 2009                  /s/ Egidio Robertiello
     -------------------------------          ----------------------------------
                                              Egidio Robertiello, President
                                              (principal executive officer)


I, Sandra DeGaray, Chief Financial Officer and Treasurer of Credit Suisse Alternative Capital Multi-Strategy Institutional Fund, LLC (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:           June 8, 2009                  /s/ Sandra DeGaray
     -------------------------------          ----------------------------------
                                              Sandra DeGaray, Chief Financial
                                              Officer and Treasurer
                                              (principal financial officer)